UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 22, 2011

(Exact name of registrant as specified in its charter)

New Jersey	I-3215	22-1024240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Johnson & Johnson Plaza, New Brunswick, New Jersey  08933
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  732-524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Report is to announce the decision of Russell C. Deyo, 62, Vice President, General Counsel, and a member of the Executive Committee of Johnson & Johnson, to retire effective March 31, 2012.  Mr. Deyo joined Johnson & Johnson in 1985, was appointed Vice President, Administration and a member of the Executive Committee in 1996, and was appointed Vice President, General Counsel in 2004.  Effective January 1, 2012, Michael H. Ullmann, 53, will become Vice President, General Counsel and a member of the Executive Committee of Johnson & Johnson.  Mr. Ullmann joined Johnson & Johnson in 1989, served as Corporate Secretary from 1998 to 2006, and has served as General Counsel of the Medical Devices & Diagnostics Group since 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Johnson & Johnson
(Registrant)
Date: November 22, 2011	By:	/S/ DOUGLAS K. CHIA
Douglas K. Chia
Secretary